                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert G. Potter of St. Louis County, State of Missouri, Chairman and Chief Executive Officer ("Principal Executive Officer") and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 19th day of January, 1999.


                                          /s/ Robert G. Potter
                                  --------------------------------------
                                          Robert G. Potter


STATE OF MISSOURI    )
                     )  SS
COUNTY OF ST. LOUIS  )


     On this 19th day of January, 1999, before me personally appeared Robert G. Potter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         /s/ Helen Joanne Bonney
                                  --------------------------------------
                                              Notary Public

My Commission Expires: Helen Joanne Bonney
                       Notary Public State of Missouri
                       St. Louis County
                       My Commission Exp. July 1, 2001

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

That I, John C. Hunter III of St. Louis County, State of Missouri, President, Chief Operating Officer and Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911, and
333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 21st day of January, 1999.


                                          /s/ John C. Hunter
                                  --------------------------------------
                                          John C. Hunter III


STATE OF MISSOURI    )
                     )  SS
COUNTY OF ST. LOUIS  )


     On this 21st day of January, 1999, before me personally appeared John C. Hunter III, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         /s/ Helen Joanne Bonney
                                  --------------------------------------
                                              Notary Public

My Commission Expires: Helen Joanne Bonney
                       Notary Public State of Missouri
                       St. Louis County
                       My Commission Exp. July 1, 2001

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert A. Clausen of St. Louis County, State of Missouri,
Senior Vice President and Chief Financial Officer ("Principal Financial Officer") of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended
(the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1999.

                                         /s/ Robert A. Clausen
                                  --------------------------------------
                                         Robert A. Clausen


STATE OF MISSOURI    )
                     )  SS
COUNTY OF ST. LOUIS  )


     On this 6th day of January, 1999, before me personally appeared Robert A. Clausen, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                           /s/ Mary K. McBride
                                  --------------------------------------
                                              Notary Public

My Commission Expires:   Mary K. McBride
                         Notary Public - State of Missouri
                         My Commission Expires 2/12/2002
                         St. Louis County

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Roger S. Hoard of St. Louis County, State of Missouri,
Vice President and Controller ("Principal Accounting Officer") of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended;
(ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911, and
333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1999.


                                           /s/ Roger S. Hoard
                                  --------------------------------------
                                             Roger S. Hoard


STATE OF MISSOURI    )
                     )  SS
COUNTY OF ST. LOUIS  )


     On this 5th day of January, 1999, before me personally appeared Roger S. Hoard, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                         /s/ Helen Joanne Bonney
                                  --------------------------------------
                                              Notary Public

My Commission Expires: Helen Joanne Bonney
                       Notary Public State of Missouri
                       St. Louis County
                       My Commission Exp. July 1, 2001

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert T. Blakely, of Greenwich, State of Connecticut, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 19th day of January, 1999.



                                         /s/ Robert T. Blakely
                                  --------------------------------------
                                         Robert T. Blakely


STATE OF CONNECTICUT )
                     )  SS
COUNTY OF FAIRFIELD  )


     On this 19th day of January, 1999, before me personally appeared Robert T. Blakely, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                           /s/ John D. Sabia
                                  --------------------------------------
                                             Notary Public

My Commission Expires:  8/31/99

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1999.


                                             /s/ Joan T. Bok
                                  --------------------------------------
                                             Joan T. Bok


COMMONWEALTH OF MASSACHUSETTS  )
                               )  SS
COUNTY OF SUFFOLK              )


     On this 6th day of January, 1999, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                            /s/ Michelle McGee
                                  --------------------------------------
                                               Notary Public

My Commission Expires:  Michelle McGee
                        Notary Public
                        My Commission Expires Jan. 28, 2005

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Paul H. Hatfield of St. Louis County, State of Missouri, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1999.



                                          /s/ Paul H. Hatfield
                                  --------------------------------------
                                          Paul H. Hatfield


STATE OF MISSOURI    )
                     )  SS
COUNTY OF ST. LOUIS  )


     On this 6th day of January, 1999, before me personally appeared Paul H. Hatfield, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                          /s/ Lamontez G. Westfall
                                  --------------------------------------
                                               Notary Public

My Commission Expires: Lamontez G. Westfall
                       Notary Public - Notary Seal
                       State of Missouri
                       St. Louis County
                       My Commission Expires:  April 18, 2000

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert H. Jenkins of Rockford, State of Illinois, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended;
(ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911, and
333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 18th day of January, 1999.


                                         /s/ Robert H. Jenkins
                                  --------------------------------------
                                         Robert H. Jenkins


STATE OF ILLINOIS    )
                     )  SS
COUNTY OF WINNEBAGO  )


     On this 18th day of January, 1999, before me personally appeared Robert H. Jenkins, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        /s/ Christine M. Mattingly
                                  --------------------------------------
                                               Notary Public

My Commission Expires: 8/9/01
                       "Official Seal"
                       Christine M. Mattingly
                       Notary Public, State of Illinois
                       My Commission Expires 08/09/01

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Howard M. Love of Pittsburgh, Commonwealth of
Pennsylvania, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan;
(iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591,
333-34593, 333-34683, 333-35689, 333-47911, and 333-51081, all on Form
S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 15th day of January, 1999.



                                             /s/ H. M. Love
                                  --------------------------------------
                                             Howard M. Love


COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS
COUNTY OF ALLEGHENY           )


     On this 15th day of January, 1999, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                            /s/ Joan M. Zakor
                                  --------------------------------------
                                              Notary Public

My Commission Expires: Notarial Seal
                       Joan M. Zakor, Notary Public
                       City of Pittsburgh, Allegheny Co.
                       My Commission Expires April 14, 1999

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, Frank A. Metz, Jr. of Sloatsburg, State of New York, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1999.



                                          /s/ Frank A. Metz, Jr.
                                  --------------------------------------
                                          Frank A. Metz, Jr.


STATE OF CALIFORNIA  )
                     )  SS
COUNTY OF RIVERSIDE  )


     On this 11th day of January, 1999, before me personally appeared Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                           /s/ James A. Shaunty
                                  --------------------------------------
                                               Notary Public

My Commission Expires: Sept. 14, 2002
                       Official Seal
                       James A. Shaunty
                       Comm. #1193916
                       Notary Public - California
                       Riverside County
                       My Commission Expires
                       September 14, 2002

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, William D. Ruckelshaus of Medina, State of Washington, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1999.


                                        /s/ William D. Ruckelshaus
                                  --------------------------------------
                                        William D. Ruckelshaus


STATE OF WASHINGTON  )
                     )  SS
COUNTY OF KING       )


     On this 11th day of January, 1999, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                           /s/ Diane L. Hodgson
                                  --------------------------------------
                                              Notary Public

My Commission Expires: 11/12/2007

                         POWER OF ATTORNEY
                         -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, John B. Slaughter of Pasadena, State of California, Director of Solutia Inc. (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint KARL R. BARNICKOL and KAREN L. KNOPF, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended; (ii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Solutia Inc. Non-Employee Director Compensation Plan; (iii) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Commission under the Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. Savings and Investment Plan; and (iv) any Amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683,
333-35689, 333-47911, and 333-51081, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of securities of the Company; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

     Witness my hand this 22nd day of January, 1999.


                                          /s/ John B. Slaughter
                                  --------------------------------------
                                          John B. Slaughter


STATE OF CALIFORNIA    )
                       )  SS
COUNTY OF LOS ANGELES  )


     On this 22nd day of January, 1999, before me personally appeared John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                        /s/ Kay Lynn Fujiwara
                                  --------------------------------------
                                             Notary Public

My Commission Expires: Kay Lynn Fujiwara
                       Commission #1149223
                       Notary Public - California
                       Los Angeles County
                       My Comm. Expires Jul 31, 2001